UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2022 (June 15, 2022)

BLINK CHARGING CO.

(Exact name of registrant as specified in its charter)

Nevada	001-38392	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 Lincoln Road, 5th Floor Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	BLNK	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	BLNKW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 21, 2022, Blink Charging Co. (“Blink”) filed a current report on Form 8-K (the “Original Filing”) in connection with Blink’s June 15, 2022 acquisition of SemaConnect, Inc. and its subsidiaries (“SemaConnect”). This Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements the Original Filing to provide the required Item 9.01(a) Financial Statements of Businesses Acquired and the required Item 9.01(b) Pro Forma Financial Information for the acquisition of SemaConnect. This Amendment No. 1 should be read in connection with the Original Filing, which provides a more complete description of the acquisition of SemaConnect. Except as indicated above, all other information in the Original Filing remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated balance sheet of SemaConnect as of December 31, 2021 and the audited consolidated statements of operations, comprehensive loss, redeemable, convertible preferred stock and stockholders’ deficit, and cash flows for the year ended December 31, 2021 are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed consolidated balance sheet of SemaConnect as of March 31, 2022 and the unaudited condensed consolidated statements of operations, comprehensive loss, redeemable, convertible, preferred stock and stockholders’ deficit, and cash flows for the three months ended March 31, 2022 are filed as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations of Blink and SemaConnect for the three months ended March 31, 2022 and for the year ended December 31, 2021, are filed as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditor.
99.1	The audited consolidated balance sheet of SemaConnect as of December 31, 2021 and the audited consolidated statements of operations, comprehensive loss, redeemable, convertible preferred stock and stockholders’ deficit, and cash flows for the year ended December 31, 2021.
99.2	The unaudited condensed consolidated balance sheet of SemaConnect as of March 31, 2022 and the unaudited condensed consolidated statements of operations, comprehensive loss, redeemable, convertible, preferred stock and stockholders’ deficit, and cash flows for the three months ended March 31, 2022.
99.3	The unaudited pro forma condensed combined statements of operations of Blink and SemaConnect for the three months ended March 31, 2022 and for the year ended December 31, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK CHARGING CO.

Dated: September 1, 2022	By:	/s/ Michael P. Rama
	Name:	Michael P. Rama
	Title:	Chief Financial Officer